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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003
                                                         ----------------



                               THE SCOTTS COMPANY
                               -------------------
             (Exact name of registrant as specified in its charter)



            OHIO                        1-13292                31-1414921
------------------------------    -------------------  ------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)            Identification No.)



              14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO        43041
             -------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------




                         Index to Exhibits is on Page 4.


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Item 7.       Financial Statements and Exhibits

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    99.1 Press Release issued October 30, 2003 containing information regarding the Registrant's results of operations or financial condition for the fiscal year ended September 30, 2003

Item 12.      Results of Operations and Financial Condition.

              On October 30, 2003, The Scotts Company issued a press release reporting its fourth quarter and full year financial results. The press release is attached to this Report as Exhibit 99.1.

              The press release includes the following non-GAAP financial measures as defined in Regulation G: (1) adjusted net income, (2) adjusted diluted earnings per share, (3) EBITDA and (4) adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders.

              As to adjusted net income, adjusted EBITDA and adjusted diluted earnings per share, the excluded items are costs or gains for discrete projects or transactions related to the closure, downsizing or divestiture of certain operations that are apart from and not indicative of the results of the operations of the business.

               EBITDA and adjusted EBITDA are provided as a convenience to the Registrant's lenders because EBITDA is a component of certain debt compliance covenants. The Registrant makes no representation or assertion that EBITDA or adjusted EBITDA are indicative of its cash flows from operations or results of operations. The Registrant has provided a reconciliation of EBITDA to income from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for income from operations.

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE SCOTTS COMPANY



Date:  October 30, 2003       By: /s/ Christopher L. Nagel
                                 ----------------------------------------------
                                 Christopher L. Nagel, Executive Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                        Description
--------------                        -----------

99.1                                Press Release issued October 30, 2003



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